                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported) December 16, 1996




                         NUKO INFORMATION SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




             New York                   2-31438           16-0962874
 (State or other jurisdiction of     (Commission      (I.R.S. Employer
  incorporation or organization)      File No.)       Identification No.)




          2391 Qume Drive
          San Jose, California                      95131
 (Address of principal executive offices)         (Zip Code)




        Registrant's telephone number, including area code (408) 526-0288





                                 2235 Qume Drive
                           San Jose, California 95131
                       (Former name or former address, if
                           changed since last report.)



                                  Page 1 of 81
                             Exhibit Index on Page 4
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ITEM 5.  OTHER EVENTS

         On December 16, 1996, the Registrant issued to a single institutional investor (the "Investor") 5,000 shares of Series A Convertible Preferred Stock, $0.001 par value per share ("Convertible Preferred"), for an aggregate purchase price of $5,000,000, upon the first closing under a Securities Purchase Agreement, dated as of December 13, 1996, by and between the Registrant and the Investor (the "Purchase Agreement"). A second closing under the Purchase Agreement pursuant to which the Registrant will issue to the Investor an additional 5,000 shares of Convertible Preferred for an aggregate purchase price of $5,000,000 will take place upon the effectiveness of a registration statement registering the resale of shares of the Registrant's Common Stock underlying both the Convertible Preferred and warrants issuable upon conversion thereof. The Convertible Preferred, together with a premium thereon accruing at the rate of 7% per annum, is convertible into Common Stock at a conversion price equal to the lesser of (i) $16 per share and (ii) a discount to the per share market price of the Registrant's Common Stock (based on a ten day average thereof) on the conversion date. The discount ranges from 0% currently to 15% beginning 90 days after the first closing. For every two shares of Common Stock issued upon conversion of the Convertible Preferred, the holder will receive one five-year warrant to acquire a share of Common Stock at an exercise price of $18 per share.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (C)      EXHIBITS
         3.1      Restated Certificate of Incorporation of the Registrant
                  (incorporated by reference to Exhibit 3.1 to the Registrant's
                  Registration Statement on Form SB-2 filed February 26, 1996).

         3.2      Certificate of Correction of Restated Certificate of
                  Incorporation of the Registrant.

         3.3 Certificate of Amendment to Certificate of Incorporation of the Registrant containing the designations, preferences and rights of the Registrant's Series A Preferred Stock.

         4.1 Securities Purchase Agreement, dated as of December 13, 1996, by and between the Registrant and RGC International Investors, LDC, including the Form of Stock Purchase Warrant attached as Exhibit B thereto.

         4.2 Registration Rights Agreement, dated as of December 13, 1996, by and between the Registrant and RGC International Investors, LDC.

        99.1      The Registrant's Press Release dated December 17, 1996.

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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NUKO INFORMATION SYSTEMS, INC.



         DATE:  December 20, 1996      By:      /S/ JOHN H. GORMAN
                                                ------------------
                                                John H. Gorman
                                                Vice President -- Finance,
                                                   Chief Financial
                                                Officer and Secretary

                                     Page 3
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                                  EXHIBIT INDEX

Exhibit No.                                                  Exhibit                                             Page
-----------                                                  -------                                             ----
  3.1                Restated Certificate of Incorporation of the Registrant (incorporated by                     --
                     reference to Exhibit 3.1 to the Registrant's Registration
                     Statement on Form SB-2 filed February 26, 1996).

  3.2                Certificate of Correction of Restated Certificate of Incorporation of the                     5
                     Registrant.

  3.3                Certificate of Amendment to Certificate of Incorporation of the Registrant                    8
                     containing the designations, preferences and rights of the Registrant's
                     Series A Preferred Stock.

  4.1                Securities Purchase Agreement, dated as of December 13,                                      26
                     1996, by and between the Registrant and RGC International
                     Investors, LDC, including the Form of Stock Purchase
                     Warrant attached as Exhibit B thereto.

  4.2                Registration Rights Agreement, dated as of December 13,                                      60
                     1996, by and between the Registrant and RGC International
                     Investors, LDC.

  99.1               The Registrant's Press Release dated December 17, 1996.                                      81

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